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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 1998


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                                     98-0115468
        (Commission File Number)                          (IRS Employer
                                                        Identification No.)


        625 E. Kaliste Saloom Road, Suite 400 Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (318) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On December 16, 1998, the board of directors of PetroQuest Energy, Inc. (the "Company") determined to replace KPMG as its principal accountant with Arthur Andersen LLP ("Arthur Andersen"). Arthur Andersen was the principal independent accountant for American Explorer, L.L.C., which was combined into the Company on September 1, 1998.

         KPMG's report on the Company's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods preceding the replacement of KPMG, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has authorized KPMG to respond fully to any inquiries by Arthur Andersen.

         A letter from KPMG to the Securities and Exchange Commission pursuant to Regulation S-K, Item 304 (a) (3) has been included as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS
         a.    Financial Statement of Business Acquired
           Not Applicable.

         b.    Pro Forma Financial Information
           Not Applicable.

         c.    Exhibits


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               16.1 Letter from KPMG to the Securities and Exchange Commission dated December 16, 1998 regarding its agreement with statements made in Item 4 of this current report on form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PETROQUEST ENERGY, INC.


                                         By: /s/ ROBERT R. BROOKSHER
                                            -----------------------------------
                                         Robert R. Brooksher
                                         Chief Financial Officer